                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 11, 2003
                                                        -----------------


                         Lexington Precision Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


              Delaware                           0-3252                                     22-1830121
-------------------------------------------------------------------------------------------------------------
     (State or other jurisdiction              (Commission                               (I.R.S. Employer
             of incorporation)                 File Number)                             Identification No.)


     767 Third Avenue, New York, NY                                                           10017
-------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                    (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
                                                   --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events
              ------------

         On November 11, 2003, Lexington Precision Corporation issued a press release announcing the extension of an amended exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000, from November 11, 2003, to 5:00 p.m., New York City Time, on November 18, 2003, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------

                  (c)   Exhibits
                        --------

                        Exhibit 99.1     Press release dated November 11, 2003.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 11, 2003             LEXINGTON PRECISION CORPORATION


                                       By:  /s/  Warren Delano
                                            -----------------------------------
                                            Warren Delano
                                            President

                                  EXHIBIT INDEX
                                  -------------

  Exhibit
  Number        Exhibit Name                                     Location
  -------       ------------                                     --------

99.1            Press release dated November 11, 2003            Filed herewith